Exhibit 10.5

                               Term Loan Agreement

Party A (hereinafter referred to as the "Lender"): Tianjin Tianshi Biological Development Co.,Ltd.

Party B (hereinafter referred to as the "Borrower"): Tianjin Tianshi Biological Engineering Co.,Ltd.

The lender and the Borrower have reached and signed a loan agreement which should be observed by both parties.

     1. The Lender agrees to make a loan of RMB 15 million Y15,000,000.00) to the Borrower.

     2. The term of this loan agreement is from September 1, 2005 to December 31, 2005.

     3.   The loan is for short-term loan and non-interest bearing.

     4. The Borrower guarantees to repay the loan by December 31, 2005, and terms of the loan agreement shall not be breached.

     5. Upon the approval by the lender the Borrower can pay off the loan before December 31, 2005.


The Lender:                               The Borrower:
Tianjin Tianshi Biological Development    Tianjin Tianshi Biological Engneering
Co.,Ltd                                   Co.,Ltd

By    /s/ Jinyuan Li                      By    /s/ Baolan Li
  ----------------------------------        ------------------------------------
Title:   General Manager                  Title:   General Manager
      ------------------------------            --------------------------------

September 1, 2005                               September 1, 2005